Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AltEnergy Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Russell Stidolph, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 15, 2022

By: /s/ Russell Stidolph

Russell Stidolph
Chief Executive Officer
(Principal Executive Officer)

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.